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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) SEPTEMBER 20, 2001



                                EQUITY ONE, INC.
                                -----------------
             (Exact Name of Registrant as Specified in its Charter)


               MARYLAND                               001-13499                               52-1794271
  ------------------------------------     --------------------------------         --------------------------------
    (State or Other Jurisdiction of             (Commission File No.)                (IRS Employer Identification
            Incorporation                                                                        No.)


                  1696 N.E. MIAMI GARDENS DRIVE
                    NORTH MIAMI BEACH, FLORIDA           33179
               ----------------------------------------------------
               (Address of principal executive office) (Zip code)


                                 (305) 947-1664
                                 --------------
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former Names or Former Address, if Changed Since Last Report)


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



ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On September 20 and 21, 2001, Equity One, Inc. completed its acquisitions of Centrefund (U.S.) Realty Corporation, a Delaware corporation ("CEFUS"), and United Investors Realty Trust, a Texas real estate investment trust ("UIRT"). The amount of consideration provided for in both transactions was determined by arms length negotiations between the parties involved in the respective transactions.

         On September 20, 2001, pursuant to the terms of a Stock Exchange Agreement (the "Stock Exchange Agreement") dated as of May 18, 2001 among Equity One, First Capital Realty Inc. (formerly known as Centrefund Realty Corporation), an Ontario corporation ("First Capital"), and First Capital America Holding Corp., an Ontario corporation, Equity One acquired all of the outstanding common stock of CEFUS. In connection with the CEFUS acquisition, Equity One issued an aggregate of 10.5 million shares of its common stock to indirect subsidiaries of First Capital in exchange for the CEFUS common stock. The shares of Equity One common stock issued in connection with the CEFUS acquisition were not registered under the Securities Act of 1933, as amended (the "Securities Act"), but were approved for listing on the New York Stock Exchange and are subject to registration rights exercisable beginning in one year.

         In connection with this transaction, there existed certain business relationships among the parties. Prior to the acquisition of CEFUS, Chaim Katzman, the chairman of the board and chief executive officer of Equity One, may have been deemed to be the beneficial owner of approximately 67.4% of the outstanding common stock of Equity One, and may have also been deemed to be the beneficial owner of approximately 68.1% of the outstanding common stock of First Capital. In addition, Nathan Hetz is a director of Equity One and First Capital, and is a director and significant shareholder of A. H. Holdings Canada Ltd., which prior to the transaction owned approximately 19% of the outstanding common stock of First Capital. Dori Segal, another director of Equity One, is a director and the president and chief executive officer of First Capital. He and his family own common stock of an affiliate of Gazit-Globe (1982) Ltd. ("Gazit-Globe") which directly and indirectly owns common stock of Equity One and First Capital.

         Subsequent to the CEFUS acquisition, on September 21, 2001, Equity One completed its acquisition of United Investors Realty Trust ("UIRT") through a series of two mergers. In the first merger, pursuant to the Agreement and Plan of Merger ("Reorganization Merger Agreement") dated June 29, 2001 among UIRT, UIRT, Ltd. (formerly known as UIRT, L.P.), a Florida limited partnership, and UIRT Holding Corp., a Maryland corporation, UIRT reorganized by merging with and into UIRT, Ltd., one of its indirect, wholly owned subsidiaries. Immediately following the reorganization merger, pursuant to an Amended and Restated Agreement and Plan of Merger (the "Equity One Merger Agreement") dated June 29, 2001 among Equity One, UIRT Holding Corp. and UIRT, UIRT Holding Corp., the parent entity resulting from the reorganization merger, merged with and into Equity One. In connection with the mergers, each UIRT shareholder was entitled to elect to receive either cash or Equity One common stock in exchange for their common shares of UIRT. As a result of the mergers and the proration mechanism in the Equity One Merger Agreement, each outstanding common share of UIRT that elected to receive Equity One common stock was converted into the right to receive 0.643 shares of Equity One and each common share of UIRT that elected to receive cash received $5.71 and 0.140 shares of Equity One common stock. Contemporaneously with the completion of the UIRT transaction, Equity One obtained a $30 million revolving line of credit from Bank Leumi at a rate of LIBOR plus 125 basis points. Equity One utilized a portion of the proceeds from the Bank Leumi line of credit as well as existing working capital to fund the cash portion of the merger consideration paid to the former UIRT shareholders and to retire certain outstanding indebtedness of UIRT.

         In connection with this transaction there existed certain business relationships among the parties. M.G.N. (USA), Inc. ("MGN"), a wholly owned subsidiary of Gazit-Globe, which is controlled by Chaim Katzman, the chairman of the board and chief executive officer of Equity One, was an affiliate of UIRT. Prior to the transaction, MGN owned approximately 9.9% of the outstanding common shares of UIRT.

         After consummation of both transactions, Mr. Katzman's beneficial ownership of Equity One increased to 69.3%. In addition, MGN's beneficial ownership of Equity One is currently 15.2%, and Gazit-Globe's beneficial ownership of Equity One is currently 66.8%.

         The Equity One common stock issued in connection with the UIRT acquisition was registered under the Securities Act of 1933 pursuant to the joint registration statement on Form S-4 (Registration No. 333-64272) of

         Equity One and UIRT Holding Corp. filed with the Securities and Exchange Commission and declared effective on August 1, 2001. The proxy statement/prospectus filed with the registration statement contains additional information about the mergers. The Equity One common stock issued in connection with the UIRT acquisition has been approved for listing on the New York Stock Exchange and will be traded under the ticker symbol "EQY."

         The common shares of UIRT were registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended and listed on the Nasdaq National Market. UIRT, Ltd. is filing, on behalf of UIRT, a Form 15 with the Securities and Exchange Commission, to terminate the registration under the Exchange Act of its common shares and has delisted its shares from Nasdaq.

         The foregoing summary of these acquisitions is qualified in its entirety by reference to the Stock Exchange Agreement, the Reorganization Merger Agreement and the Equity One Merger Agreement, which are incorporated by reference herein. Reference is also made to Equity One's press releases dated and issued on September 21, 2001, which are attached hereto as Exhibit 99.1 and
99.2 and are incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

                  The financial statements required by Rule 3-05(b) of Regulation S-X will be filed by Equity One the no later than sixty (60) days from the date of this Report.

         (b)      Pro Forma Financial Information.

                  The pro forma financial information required by Article 11 of Regulation S-X will be filed by Equity One no later than sixty
                  (60) days from the date of this Report.

         (c)      Exhibits.

                  2.1* Stock Exchange Agreement dated as of May 18, 2001 among Equity One, Inc., First Capital Realty Inc. (formerly Centrefund Realty Corporation) and First Capital Holding Corp., incorporated by reference to Appendix A to the definitive proxy statement on
                           Schedule 14A of Equity One, Inc. filed on July 31, 2001 (File No. 001-13499).

                  2.2* Agreement and Plan of Merger dated as of June 29, 2001 among Equity One, Inc., UIRT, Ltd. (formerly UIRT, L.P.) and UIRT Holding Corp., incorporated by reference to Annex A to the proxy statement/prospectus contained in the registration statement on Form S-4 of Equity One, Inc. and UIRT Holding Corp. filed on August 1, 2001 (File No. 333-64272).

                  2.3* Amended and Restated Agreement and Plan of Merger, dated as of June 29, 2001, by and among Equity One, Inc., UIRT Holding Corp. and United Investors Realty Trust, incorporated by reference to Annex B to the proxy statement/prospectus contained in the registration statement on Form S-4 of Equity One, Inc. and UIRT Holding Corp. filed on August 1, 2001 (File No. 333-64272).


                  99.1 Press Release of Equity One, Inc. dated and issued September 21, 2001 with respect to the acquisition of Centrefund (US) Realty Corporation.

                  99.2 Press Release of Equity One, Inc. dated and issued September 21, 2001 with respect to the acquisition of United Investors Realty Trust.

                  *Equity One hereby agrees to furnish to the Securities and Exchange Commission, supplementally, any schedules or exhibits to such agreement which are not filed herewith, upon the request of the Securities and Exchange Commission.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Equity One has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         EQUITY ONE, INC.

Date:  October __, 2001                  By:
                                             --------------------------------
                                             Howard M. Sipzner
                                             Chief Financial Officer

                                INDEX TO EXHIBITS


       EXHIBIT NO.                      EXHIBIT TITLE
       -----------                      -------------

         99.1 Press Release of Equity One, Inc. dated and issued September 21, 2001 with respect to the acquisition of Centrefund (US) Realty Corporation.

         99.2 Press Release of Equity One, Inc. dated and issued September 21, 2001 with respect to the acquisition of United Investors Realty Trust.

                                                                   EXHIBIT 99.1
                                                                   ------------


                                Equity One, Inc.
                                1696 NE Miami Gardens Drive
                                North Miami Beach, FL  33179
                                (NYSE: EQY)
EQY

FOR FURTHER INFORMATION:
Chaim Katzman, CEO
Howard Sipzner, CFO
Michele Guard, Investor Relations
305-947-1664


September 21, 2001
                           EQUITY ONE, INC. COMPLETES
               ACQUISITION OF CENTREFUND REALTY (U.S.) CORPORATION

   EQUITY ONE NOW THE 3RD LARGEST PUBLICLY-TRADED FLORIDA SHOPPING CENTER REIT

NORTH MIAMI BEACH, FL., September 21, 2001 - Equity One, Inc. (NYSE: EQY) today announced that it has completed its acquisition of Centrefund Realty (U.S.) Corporation ("CEFUS"), an indirectly, wholly-owned subsidiary of First Capital Corporation ("First Capital"), a publicly-traded (TSE:FCR) Canadian real estate company formerly known as Centrefund Realty Corporation. The acquisition firmly establishes Equity One as the third-largest, publicly-traded Florida shopping center real estate investment trust ("REIT"). Overall, Equity One now owns 61 properties encompassing over 6.5 million square feet, with a focus on supermarket-anchored shopping centers in the major growth markets of Florida and Texas.

"We are very pleased to close the transaction with CEFUS as planned," stated Chaim Katzman, Chairman and Chief Executive Officer of Equity One. "With this acquisition, we are well underway on our strategy of building critical mass in our key markets in the South and Southeast via strategic transactions. We anticipate significant benefits from our larger size in terms of tenant relationships, operating efficiencies and access to capital."

As provided for in the stock exchange agreement, First Capital received 10.5 million shares of Equity One common stock, increasing Equity One's outstanding shares by 67% from approximately 15.5 million to approximately 26 million. In connection with the transaction, Equity One also assumed approximately $149 million of CEFUS's outstanding debt. The shares received by First Capital pursuant to the stock exchange agreement are restricted securities subject to future registration rights.

                             ABOUT EQUITY ONE, INC.

Equity One, Inc. (NYSE:EQY) is a self-administered, self-managed real estate investment trust that principally acquires, renovates, develops and manages community and neighborhood shopping centers anchored by national and regional supermarket chains. The Company's portfolio currently consists of 61 properties located in metropolitan areas of Florida and Texas, encompassing 40 supermarket-anchored shopping centers, 4 drug store-anchored shopping centers, 11 other retail-anchored shopping centers, 5 commercial properties and 1 development site, as well as interests in 5 joint ventures. Assuming the closing of the pending merger transaction with United Investors Realty Trust ("UIRT"), a publicly-traded REIT, Equity One will own a total of 84 properties primarily located in metropolitan areas of Florida and Texas, encompassing 54 supermarket-anchored shopping centers, 6 drug store-anchored shopping centers, 18 other retail-anchored shopping centers, 5 commercial properties and 1 development site, as well as interests in 6 joint ventures. For more information, please visit Equity One's website at WWW.EQUITYONE.NET.

                           FORWARD LOOKING STATEMENTS

Certain matters discussed in this press release constitute forward-looking statements within the meaning of the federal securities laws. Although Equity One believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that these expectations will be achieved. Factors that could postpone or prevent the closing of the UIRT acquisition include the failure to receive the necessary approval from the UIRT shareholders and changes in macro-economic conditions that have a material adverse effect on Equity One or UIRT. In addition, Equity One is subject to other risks, which are described in Equity One's filings with the Securities and Exchange Commission.

                                                                   EXHIBIT 99.2
                                                                   ------------

                                Equity One, Inc.
                                1696 NE Miami Gardens Drive
                                North Miami Beach, FL  33179
                                (NYSE: EQY)
EQY

FOR FURTHER INFORMATION:
Chaim Katzman, CEO
Howard Sipzner, CFO
Michele Guard, Investor Relations
305-947-1664


September 21, 2001
                           EQUITY ONE, INC. COMPLETES
                  ACQUISITION OF UNITED INVESTORS REALTY TRUST

NORTH MIAMI BEACH, FL., September 21, 2001 - Equity One, Inc. (NYSE: EQY) today announced that it has completed its acquisition of United Investors Realty Trust ("UIRT"). Equity One now owns 84 properties encompassing approximately 8.6 million square feet, and is now the third largest and fourth largest owner of shopping centers in Florida and Texas, respectively, among publicly-traded real estate investment trusts.

"The successful closing of the UIRT transaction enables Equity One to reach a series of milestones," stated Chaim Katzman, Chairman and Chief Executive Officer of Equity One. "We now have over $650 million in total assets, over $300 million in equity market capitalization and a significant increase in our public float. We own a total of 49 properties in Florida and 31 in Texas. Our larger size will facilitate significant operating efficiencies, and in the long run, should provide greater overall value and return to our shareholders."

As provided in the merger agreement, UIRT shareholders who timely elected to receive Equity One common stock will receive 0.643 Equity One shares for each UIRT common share tendered for exchange. All other UIRT shareholders will receive $5.71 in cash and 0.140 shares of Equity One common stock for each UIRT common share tendered for exchange as a result of the application of the pro-ration provisions of the merger agreement.

As a result of the transaction, Equity One will issue approximately 2.9 million shares of its common stock and will pay $32.9 million in cash consideration to former UIRT shareholders. Immediately prior to the completion of the acquisition, UIRT had outstanding debt of approximately $79.4 million which will remain outstanding after the acquisition. Equity One anticipates that the transaction costs associated with the acquisition will be approximately $4.5 million. Following the issuance of Equity One shares to the former UIRT shareholders, Equity One's outstanding common stock will increase by 11% from approximately 26 million to 28.9 million shares. Contemporaneously with the completion of the UIRT transaction, Equity One has obtained a $30 million revolving line of credit from Bank Leumi at a rate of LIBOR plus 125 basis points, of which $16 million has been advanced.

                             ABOUT EQUITY ONE, INC.

Equity One, Inc. (NYSE:EQY) is a self-administered, self-managed real estate investment trust that principally acquires, renovates, develops and manages community and neighborhood shopping centers anchored by national and regional supermarket chains. The Company's portfolio currently consists of 84 properties primarily located in metropolitan areas of Florida and Texas, encompassing 54 supermarket-anchored shopping centers, 6 drug store-anchored shopping centers, 18 other retail-anchored shopping centers, 5 commercial properties and 1 development site, as well as interests in 6 joint ventures. For more information, please visit Equity One's website at WWW.EQUITYONE.NET.

                           FORWARD LOOKING STATEMENTS

Certain matters discussed in this press release constitute forward-looking statements within the meaning of the federal securities laws. Although Equity One believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that these expectations will be achieved. Factors that could cause actual results to differ materially from current expectations include changes in macro-economic conditions and the demand for retail space in Florida and Texas; the continuing financial success of Equity One's current and prospective tenants; Equity One's ability to successfully integrate the operations of UIRT into the Equity One organization; Equity One's ability to realize economies of scale; continuing supply constraints in Equity One's current markets; and other risks, which are described in Equity One's filings with the Securities and Exchange Commission.